Nationstar NHLT 2017-1
Due Diligence Review

May 12, 2017

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© 2017 American Mortgage Consultants, Inc. (Unpublished). All rights reserved.
Review Results
Review Resultsw ResultsNationstar NHLT 2017-1 Due Diligenceiew Results

Summary

AMC Diligence, LLC (“AMC”) reviewed a population of 1,525 Home Equity Conversion Mortgage loans (“HECMs”) serviced by Nationstar Mortgage LLC (“Nationstar” or “Client”). This review included review of data, documentation and images provided by Nationstar, validation of key servicing system data, and confirmation of FHA Mortgage Insurance. It also included lien searches on a sample of Texas properties. The Procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Sample selections were grossed up by 10% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The original population for securitization was reduced from 1,525 HECMs to 1,512 HECMs (the “Securitization Population”) after sample selections were made and due diligence commenced. Nine (9) drops were requested by the Rating Agency. Four (4) HECMs were removed due to FHA insurance termination when the HECM was assigned to HUD. Population reductions within each procedure tested may have altered overall statistical samples because of dropped loans after sampling was completed. Samples sizes and exceptions identified within the procedures below have excluded dropped loans.

Procedures

1.
Obtain a data tape from Nationstar, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in Nationstar’s servicing system of record agree to the data tape.

•	MIP Rate

•	Current UPB

•	Current Interest Rate

•	Marketable Title Date

•	Loan Status

MIP Rate
From a sample of 333 HECMs, AMC reviewed servicing system screen shots and compared the MIP Rate represented in the screen shot as of 2/28/17 to the value represented in the data tape. There were no exceptions noted.
Current UPB
From a sample of 333 HECMs, AMC reviewed servicing system screen shots and compared the current UPB represented in the screen shot as of 2/28/17 to the value represented in the data tape. There were no exceptions noted.
Current Interest Rate
From a sample of 333 HECMs, AMC reviewed servicing system screen shots and compared the Current Interest Rate represented in the screen shot as of 2/28/17 to the value represented in the data tape. There were no exceptions noted.
Marketable Title Date
From a sample of 333 HECMs, AMC identified 32 HECMs with a marketable title date in the date tape. AMC reviewed servicing system screen shots for the 32 HECMs and compared the marketable title date represented in the screen shot as of 2/28/17 to the value represented in the data tape. There were no exceptions noted.
Loan Status

From a sample of 333 HECMs, AMC reviewed servicing system transaction history containing loan status codes utilized by Nationstar. AMC utilized the transaction history status codes and a matrix provided by Nationstar to translate status codes to code descriptions to identify the loan status as of 2/28/17. AMC identified four (4) exceptions where the Loan Status in the tape was found to have a variance versus the due diligence value located by AMC. There were no other exceptions noted.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.

•	Max Claim Amount

•	UPB at Called Due Date

•	Original Note Rate

•	Margin (on adjustable rate loans)

•	Index (on adjustable rate loans)

•	Debenture Rate

•	Foreclosure First Legal Date

•	Closing Date

•	Amortization Type

•	FHA Case Number

•	Original Principal Limit

•	Called Due Date

Max Claim Amount
From a sample of 333 HECMs, AMC reviewed HERMIT screen shots and compared the Max Claim Amount represented in the screen shot to the data tape provided by Nationstar. There were no exceptions noted.
UPB at Called Due Date
From a sample of 333 HECMs, AMC identified 227 HECMs with a UPB at Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC looked up the UPB as of that date in the servicing system screen shots provided by Nationstar. AMC compared the UPB at the Called Due Date represented in the servicing system screen shot to the UPB at Called Due Date field in the 2/28/17 data tape. AMC identified two (2) exceptions with called due dates unable to be supported through HERMIT screen shots or Due and Payable approval letters. There were no other exceptions noted.
Original Note Rate
From a sample of 333 HECMs, AMC reviewed the original Note provided by Nationstar and compared the Note Rate represented in the Note to the Note rate on the data tape provided by Nationstar. There were no exceptions noted.

Margin (on adjustable rate HECMs)
From a sample of 333 HECMs, AMC identified seventeen (17) HECMs with adjustable rate features. AMC reviewed the Original Note for the seventeen (17) HECMs and compared the Margin represented in the Note to the margin represented in the tape provided by Nationstar. No exceptions were noted.

Index (on adjustable rate HECMs)
From a sample of 333 HECMs, AMC identified seventeen (17) HECMs with adjustable rate features. AMC reviewed the Original Note for the seventeen (17) HECMs and compared the Index represented in the Note to the margin represented in the tape provided by Nationstar. No exceptions were noted.

Debenture Rate
From a sample of 333 HECMs, AMC reviewed HERMIT screen shots to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. AMC identified one (1) instance where Nationstar was unable to provide the HERMIT screen shot or other documentation necessary to determine the debenture interest rate. There were no other exceptions noted.
Foreclosure First Legal Date

From a sample of 333 HECMs, AMC identified 137 HECMs with a Foreclosure First Legal Date. AMC reviewed the 137 HECMs utilizing imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action and compared the Foreclosure First Legal Date to the data tape provided by Nationstar. AMC identified seven (7) instances where the First Legal Date from the filing document did not match the data tape. Nationstar corrected some servicing data within the tape and one (1) exception remained. There were no other exceptions noted.

Closing Date
From a sample of 333 HECMs, AMC reviewed HERMIT screen shots to determine the closing date recognized by HUD and compared the date to the tape data. AMC identified three (3) exceptions where the Closing Date on the tape was found to have a variance versus the due diligence value located by AMC on the HERMIT screen shots. There were no other exceptions noted.
Amortization Type
From a sample of 333 HECMs, AMC reviewed the original Note and compared the Amortization Type represented in the Note and Riders to the data tape provided by Nationstar. There were no exceptions noted.

FHA Case Number
From a sample of 333 HECMs, AMC reviewed HERMIT screen shots and compared the FHA Case Number represented in the screen shot to the data tape provided by Nationstar. There were no exceptions noted.
Original Principal Limit
From a sample of 333 HECMs, AMC reviewed HERMIT screen shots to determine the Original Principal Limit and compared the Original Principal Limit to the tape provided by Nationstar. AMC identified five (5) exceptions where the Original Principal Limit reported on the data tape was found to have a variance versus the due diligence value located by AMC on the HERMIT screen shots. There were no other exceptions noted.
Called Due Date
From a sample of 333 HECMs, AMC identified 227 HECMs with a UPB at Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC identified two (2) exceptions where the Called Due Date reported was found to have a variance versus the due diligence value located by AMC. There were no other exceptions noted.

2.	Obtain and review FHA reporting from Nationstar and determine that all HECMs have FHA insurance coverage.
AMC confirmed FHA coverage on 1,512 assets in the Securitization Population by reviewing the images of corresponding HECM files and supplemental FHA documentation provided by Nationstar.

3.	Obtain the most recent valuations report including date of valuation, type, and amount, and

a.
Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC selected and reviewed 338 of the most recent appraisals found in the Securitization Population validating the date and amount from the hard copy to the servicing system data. 113 of the appraisals reviewed were subsequently identified to be origination appraisals and not valuation products ordered by Nationstar, and a replacement sample of 113 HECMs was subsequently selected on a targeted basis to only identify HECMs that had a Nationstar valuation product. AMC identified eleven (11) value variances. Nationstar corrected the servicing data and provided an updated tape to clear ten (10) of the value variances. On the final data tape one (1) HECMs was found to have tape value variances versus the most recent appraisals provided to AMC. There were no other exceptions noted.

AMC did not review the appraisal in order to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

4.
Obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.

AMC reviewed property inspection reports on 310 HECMs in the Securitization Population and compared property occupancy status represented in the inspection report to the status in the data tape. AMC identified twenty-seven (27) variances where the property inspection report showed a different value than the data tape. Nationstar corrected the servicing data and no exceptions were subsequently identified.

b.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by Nationstar.
From a sample of 310 HECMs in the Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two years of age or older at the time of closing. Nationstar was unable to provide borrower documents validating age on fifteen (15) HECMs. AMC received illegible imaged copies of identifying documents on five (5) additional HECMs. Nationstar was able to provide a credit bureau report or other third-party documentation confirming age on two (2) of the five (5) illegible identifying documents. AMC has identified the exceptions with alternate third-party data or credit bureau report in its diligence report. There were no other exceptions noted.

5.
Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:

a.	Determine that foreclosure and bankruptcy attorney fees have not exceeded FHA allowable limits,
AMC identified 333 HECMs within the sample selection with foreclosure or bankruptcy corporate advances. AMC tested all foreclosure and bankruptcy attorney fees from the 333 HECMs against allowable limits detailed in HUD Mortgagee Letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, and additional details provided by Nationstar. AMC identified thirteen (13) HECMs with over-allowable advances. There are thirty-seven (37) HECMs for which Nationstar was either not able to provide all loan-level invoices to support associated advances or detail necessary to support full reimbursement of advances from HUD.  Nationstar has stated that it may be able to provide supporting documentation and explanations by the time the associated claims would be filed with HUD; however, this will not be included in AMC’s review and AMC does not make any representations or provide any warranties that such an action will be taken. There were no other exceptions noted.

b.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.
AMC identified 233 HECMs within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 233 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by Nationstar. Nationstar was unable to provide the loan-level invoices or over-allowable approvals to support associated advances on five (5) disbursements. Nationstar has stated that it may be able to provide supporting documentation by the time the associated claims would be filed with HUD; however, this will not be included in AMC’s review and AMC does not make any representations or provide any warranties that such an action will be taken. AMC identified two (2) with an over-allowable exception. There were no other exceptions noted.

c.
Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 314 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from the 314 HECMs, requested relevant invoice support from Nationstar and verified that the amount and coding of the disbursement is accurately represented in the servicing system. Nationstar was unable to provide the loan-level invoices to support associated advances on six (6) disbursements. Nationstar has stated that it may be able to provide supporting documentation by the time the associated claims would be filed with HUD; however, this will not be included in AMC’s review and AMC does not make any representations or provide any warranties that such an action will be taken. There were no other exceptions noted.

d.
Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 313 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from the 313 HECMs, requested relevant invoice support from Nationstar and verified that the amount and coding of the disbursement is accurately represented in the servicing system. One (1) exception was identified. Nationstar was unable to provide the loan-level invoice to support the associated advance. Nationstar has stated that it may be able to provide supporting documentation by the time the associated claims would be filed with HUD; however, this will not be included in AMC’s review and AMC does not make any representations or provide any warranties that such an action will be taken. There were no other exceptions noted.

6.	Conduct a lien search on all Texas properties to identify any properties with liens placed by Property Tax Lenders.

a.	AMC will review the searches to determine if lien is indeed in first position and if the lien search information matches the title information in the loan file.
AMC reviewed tax lien search results provided by a third party on eighty-three (83) HECMs in the Securitization Population. No assessment data was available or results returned on three (3) HECM properties. Of the eighty (80) HECMs with assessment data, AMC noted twelve (12) total exceptions across nine (9) unique HECMs. The nine (9) unique HECMs with exceptions were as follows:

▪	New Civil Filings: 2 HECMs

▪	Civil Judgments Only: 3 HECMs

▪	Federal Tax Lien: 2 HECMs

▪	Tax Delinquency and Civil Judgment: 1 HECM

▪	Tax Delinquency, Civil Judgment, and Garnishment: 1 HECM

There were no other exceptions noted.

7.
Identify HECMs with property valuations twenty-four (24) or more months old. Select a sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select an 8% sample, and order Broker Price Opinions.

BPOs for a total of 253 HECMs were ordered and received for HECMs in the Securitization Population. The results of each valuation have been provided to Nationstar.

Please note that AMC did not review the BPOs in order to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.